Exhibit 99.a(1)(O)

COVER SHEET

N/A
S.E.C. Registration Number

B	I	D	D	E	R	:		E	G	S		A	C	Q	U	I	S	I	T	I	O	N		C	O	R	P.

T	A	R	G	E	T	:		e	T	E	L	E	C	A	R	E		G	L	O	B	A	L

								S	O	L	U	T	I	O	N	S		I	N	C	.

(Company’s Full Name)

3	3	/	F		T	O	W	E	R		O	N	E		&		E	X	C	H	A	N	G	E

P	L	A	Z	A	,		A	Y	A	L	A		A	V	E	.		M	A	K	A	T	I		C	I	T	Y

 (Business Address: No. Street City / Town / Province)

MARIA TERESA D. MERCADO-FERRER	817-9811

Contact Person	Company Telephone Number

Month	Day	Amended SEC Form 19-1	Month	Date
Fiscal Year			Annual Meeting
Form Type

Secondary License Type, If Applicable

Dept. Requiring this Doc.	Amended Articles Number/Section

Total No. of Stockholders	Domestic	Foreign

To be accomplished by SEC Personnel concerned

File Number	LCU

Document I.D.	Cashier

S T A M P S

Remarks = pls. use black ink for scanning purposes

SEC Form 19-1 Instructions

February 2001

SECURITIES AND EXCHANGE COMMISSION
SEC FORM 19-1

TENDER OFFER REPORT

Check the appropriate box:

☐            Initial Filing

☒          Amendment

☒          Amendment No. .1.............….....................................

Items Amended by the Filing Item 6 (Exhibits A  and  B)

1.               Exact Name of Subject Company as Specified in its Charter:

 eTelecare Global Solutions, Inc.

(a)          Address of Principal Offices:

31st Floor, CyberOne Building, Eastwood City

Cyberpark, Libis, Quezon City, Philippines

Postal Code:  1110

(b)	SEC Identification Number:	(c)	(SEC Use Only)
	A200002674		Industry Classification Code

(d)         BIR Tax Identification Number:  205 366 921 000

2.               Name of Bidder:

EGS Acquisition Corp.

Address of Bidder:

33/F, Tower One Exchange Plaza
Ayala Avenue, Makati City
Metro Manila, Philippines

Postal Code:

1226

3.     Title or Class of Securities Subject to Tender Offer:  Common Shares

All of the issued and outstanding common shares, par value Php2.00 per share (the “Common Shares”) and all American Depositary Shares, each representing one Common Share (the “ADSs”, and together with the Common Shares, the “Shares”)

SEC Form 19-1 Instructions

February 2001

The information relating to the Offer set forth in Exhibit A (Offer to Purchase) to the initial Form 19-1 filed on November 10, 2008 is hereby expressly incorporated by reference into this Amendment No. 1, except that such information is hereby amended and supplemented to the extent specifically provided in Amendment No. 1 to the Schedule TO filed with the United States Securities and Exchange Commission on November 25, 2008 set forth at Exhibit H hereto and Amendment No. 2 to the Schedule TO filed with the United States Securities and Exchange Commission on December 9, 2008 set forth at Exhibit I hereto, including all schedules and exhibits thereto.  All capitalized terms used in this Amendment No. 1 but not defined have the meanings given to such terms in the Offer to Purchase.

Item 6.    Materials to be Filed as Exhibits

Item 6 is of the initial Form 19-1 is hereby amended as follows:

(a)          The following Tender Offer materials are amended and supplemented as follows:

Exhibit A	-

Offer to Purchase filed with the United States Securities and Exchange Commission concurrently with the filing of the initial Form 19-1 with the Philippine Securities and Exchange Commission (“SEC”) has been amended as stated above.

Exhibit B	-

Application to Sell - has been amended to include the following sentence in bold typeface after the last sentence of paragraph 2 of the “REPRESENTATIONS and WARRANTIES” section:

The Purchaser does not view the certification made by security holders that they understand or recognize the Offer materials as a waiver of liability and the Purchaser agrees not to assert that this provision constitutes a waiver of liability.

(b) The following Exhibits are hereby added:

Exhibit D-1	-	Affidavit of Publication for the publication of the Notice to Common Shareholders of eTelecare Global Solutions, Inc. in the Philippine Daily Inquirer on November 10, 2008

Exhibit D-2	-	Affidavit of Publication for the publication of the Notice to Common Shareholders of eTelecare Global Solutions, Inc. in The Philippine Star on November 10, 2008.

Exhibit D-3	-	Affidavit of Publication for the publication of the Notice to Common Shareholders of eTelecare Global Solutions, Inc. in the Philippine Daily Inquirer on November 11 and 12, 2008.

Exhibit D-4	-	Affidavit of Publication for the publication of the Notice to Common Shareholders of eTelecare Global Solutions, Inc. in The Philippine Star on November 11 and 12, 2008.

Exhibit H	-	Amendment No. 1 to the Schedule TO filed with the United States Securities and Exchange Commission on November 25, 2008.

Exhibit I	-	Amendment No. 2 to the Schedule TO filed with the United States Securities and Exchange Commission.

Exhibit J	-

Designation Agreement dated 8th December 2008 between EGS Acquisition Co LLC, a Delaware limited liability company and the entity that filed the initial Form 19-1 (“EGS”), and EGS Acquisition Corp., a Philippine corporation and the entity filing this amended Form 19-1, pursuant to which EGS assigned all its rights and obligations with respect to the Offer to the Philippine Purchaser.

1

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Report is true, complete and correct.  This Report is signed in the City of Makati on  December 10, 2008.

EGS Acquisition Corp.

By:

/s/ Solomon M. Hermosura
Name: Solomon M. Hermosura
Title: Director

2

Exhibit D-1

REPUBLIC OF THE PHILIPPINES)

CITY OF MAKATI) S. S.

AFFIDAVIT OF PUBLICATION

I, LOURDES C. DIAZ, of legal age, Filipino, married and a resident of Cainta, Rizal, Philippines after having duly sworn to in accordance with law, hereby declare and testify.

1. That I am the Classified Ads Manager of the PHILIPPINE DAILY INQUIRER, INC., publisher of the Philippine Daily Inquirer which is being published daily in English, of general circulation with editorial and business address at Chino Roces St. cor. Yague and Mascardo Sts., Makati.

2. That at the order of

RE: NOTICE TO COMMON STOCKHOLDERS OF ETELCARE GLOBAL SOLUTIONS, INC.

Dated

text of which would be described as follows:

AS PER ATTACHED

had been published in its issue/issues of:

PDI – November 10, 2008

Affient Further Sayeth

Naught, Makati Philippines

[Image]

LOURDES C. DIAZ

Affiant

SUBSCRIBED AND SWORN to before me this            day of NOV 14 2008 PHILIPPINES, affiant exhibited to me his/her Residence certificate no. 19463220 issued at Cainta, Rizal on January 08, 2008.

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Exhibit D-1

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Exhibit D-1

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Exhibit D-2

REPUBLIC OF THE PHILIPPINES)

CITY OF MANILA                           ) S. S.

AFFIDAVIT OF PUBLICATION

I, ARLYN F. SERVANEZ, of legal age, single, Filipino and with office address at c/o PhilSTAR Daily, Inc., 202 Railroad Street corner Roberto S. Oca Street, Port Area, Manila, after being duly sworn to in accordance with law depose.

That I am the CLASSIFINDER MANAGER of the PhilSTAR Daily, Inc. a domestic corporation duly organized and existing under by virtue of Philippine laws with office and business address at 202 Railroad Street corner Robert S. Oca Street, Port Area, Manila.

That the said corporation publishes THE PHILIPPINE STAR, a daily broadsheet newspaper published in English and of general circulation.

That the order of DEUTCHE REGIS PARTNERS INC.
captioned as follows:  NOTICE TO COMMON STOCKHOLDERS OF ETELECARE GLOBAL SOLUTIONS, INCORPORATED

(Please see attached printed text) had been published In The Philippine STAR in its issues of: NOVEMBER 10, 2008

FURTHER AFFIANT SAYETH NAUGHT.

Manila, Philippines

[Image]

ARLYN F. SERVANEZ

Affiant

SUBSCRIBED AND SWORN to before me this                day of               20          Affiant exhibited to me her Community Tax Certificate No. 07591617 issued at Quezon City on January 03, 2008.

Doc. No. 128	[Image]
Page No. 26
Book No. 6
Series of 8

Exhibit D-2

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Exhibit D-2

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Exhibit D-3

REPUBLIC OF THE PHILIPPINES)

CITY OF MAKATI) S. S.

AFFIDAVIT OF PUBLICATION

I, LOURDES C. DIAZ, of legal age, Filipino, married and a resident of Cainta, Rizal, Philippines after having duly sworn to in accordance with law, hereby declare and testify.

1. That I am the Classified Ads Manager of the PHILIPPINE DAILY INQUIRER, INC., publisher of the Philippine Daily Inquirer which is being published daily in English, of general circulation with editorial and business address at Chino Roces St. cor. Yague and Mascardo Sts., Makati.

2. That at the order of

RE: NOTICE TO COMMON STOCKHOLDERS OF ETELCARE GLOBAL SOLUTIONS, INC.
Dated

text of which would be described as follows:

AS PER ATTACHED

had been published in its issue/issues of:

PDI – November 11 & 12, 2008

Affient Further Sayeth

Naught, Makati Philippines

[Image]

LOURDES C. DIAZ

Affiant

SUBSCRIBED AND SWORN to before me

this                  day of NOV 14 2008 PHILIPPINES, affiant exhibited to me his/her Residence certificate no. 19463220 issued at

Cainta, Rizal on January 08, 2008.

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Exhibit D-3

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Exhibit D-3

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Exhibit D-4

REPUBLIC OF THE PHILIPPINES)

CITY OF MANILA                           ) S. S.

AFFIDAVIT OF PUBLICATION

I, ARLYN F. SERVANEZ, of legal age, single, Filipino and with office address at c/o PhilSTAR Daily, Inc., 202 Railroad Street corner Roberto S. Oca Street, Port Area, Manila, after being duly sworn to in accordance with law depose.

That I am the CLASSIFINDER MANAGER of the PhilSTAR Daily, Inc. a domestic corporation duly organized and existing under by virtue of Philippine laws with office and business address at 202 Railroad Street corner Robert S. Oca Street, Port Area, Manila.

That the said corporation publishes THE PHILIPPINE STAR, a daily broadsheet newspaper published in English and of general circulation.

That the order of DEUTCHE REGIS PARTNERS INC.
Captioned as follows:  NOTICE TO COMMON STOCKHOLDERS OF ETELECARE GLOBAL SOLUTIONS, INCORPORATED

(Please see attached printed text) had been published In The Philippine STAR in its issues of: NOVEMBER 11 & 12, 2008

FURTHER AFFIANT SAYETH NAUGHT.

Manila, Philippines

[Image]

ARLYN F. SERVANEZ

Affiant

SUBSCRIBED AND SWORN to before me this                day of                20          Affiant exhibited to me her Community Tax Certificate No. 07591617 issued at Quezon City on January 03, 2008.

Doc. No. 131	[Image]
Page No. 27
Book No. 6
Series of 8

Exhibit D-4

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Exhibit D-4

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Exhibit H

Amendment No. 1 to the Schedule TO

[See Amendment No. 1 to the Schedule TO filed with the United States Securities and Exchange Commission on November 25, 2008, which is incorporated herein by reference.]

Exhibit I

Amendment No. 2 to the Schedule TO

[See Amendment No. 2 to the Schedule TO filed with the United States Securities and Exchange Commission on December 9, 2008, which is incorporated herein by reference.]

Exhibit J

Designation Agreement

[See Exhibit (d)(9) to the Amendment No. 2 to the Schedule TO filed with the United States Securities and Exchange Commission on December 9, 2008, which is incorporated herein by reference.]